Exhibit 3.1


                                                                   P05000091145
                                                                   FILED
                                                                   June 27 2005
                                                                   Sec. Of State
                                                                   shawkes


                      Electronic Articles of Incorporation

                                      For


      QUETZAL CAPITAL I, INC.


The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:


                                    Article I

The name of the corporation is:

      QUETZAL CAPITAL I, INC.



                                   Article II

The principal place of business address:

      854 NE 78TH STREET
      BOCA RATON, FL. US 33487

The mailing address of the corporation is:

      854 NE 78TH STREET
      BOCA RATON, FL. US 33487


                                   Article III

The purpose for which this corporation is organized is:

      ANY AND ALL LAWFUL BUSINESS.


                                   Article IV

The number of shares the corporation is authorized to issue is:

      100000000

                                    Article V

The name and Florida street address of the registered agent is:

      MICHAEL H HOFFMAN
      854 NE 78TH STREET
      BOCA RATON, FL. FL

                                                                   P05000091145
                                                                   FILED
                                                                   June 27 2005
                                                                   Sec. Of State
                                                                   shawkes


I certify that I am familiar with and accept the responsibilities of registered agent.


Registered Agent Signature: MICHAEL H. HOFFMAN

                                   Article VI

The name and address of the incorporator is:

      MICHAEL H. HOFFMAN, ESQ.
      LAW OFFICES OF MICHAEL H. HOFFMAN, P.A.
      854 NE 78TH STREET
      BOCA RATON, FL

Incorporator Signature: MICHAEL H. HOFFMAN

                                   Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

            Title: P
            ELLEN J TALLES
            854 NE 78TH STREET
            BOCA RATON, FL. 33487 US